--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 12, 1998

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC. (as depositor under a Pooling and Servicing Agreement dated as of May 1, 1998 providing for, inter alia, the issuance of Asset- Backed Floating Rate Certificates, Series 1998-NC2)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
    -----------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

    DELAWARE                     333-50153            13-3439681
----------------------------     ---------            ----------
(State or Other Jurisdiction     (Commission          (I.R.S. Employer
of Incorporation)                File Number)         Identification No.)


 Seven World Trade Center
 NEW YORK, NEW YORK                                   10048
 ---------------------                                -----
 (Address of Principal                                (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 783-5659

--------------------------------------------------------------------------------

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

     On May 29, 1998 (the "Closing Date"), a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1998-NC2 (the "Certificates"), were issued pursuant to the Pooling and Servicing Agreement, dated as of May 1, 1998 (the "Agreement") among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor"), New Century Mortgage Corporation and U.S. Bank National Association (the "Trustee"). On June 12, 1998 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $11,800,103.13 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated June 12, 1998, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.


Item 5.  OTHER EVENTS
         ------------
Description of the Mortgage Pool

     The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien adjustable-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $210,700,000 as of May 1, 1998 and (ii) the Pre-Funding Account, which contained approximately $11,846,822.

     As more fully described above, on June 12, 1998, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account. The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of May 1, 1998, the end of the "Funding Period" (as defined in the Agreement).

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits



      EXHIBIT NO.                        DESCRIPTION
      -----------                        -----------

      4.2 Subsequent Transfer Instrument, dated as of June 12, 1998 between Salomon Brothers Mortgage Securities VII, Inc. as seller, and U.S. Bank National Association, as trustee.

      99.1 Characteristics of the Mortgage Pool as of May 1, 1998, relating to Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1998-NC2

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SALOMON BROTHERS MORTGAGE
                                     SECURITIES VII, INC.


                                      By:      /s/ Matthew R. Bollo
                                         --------------------------------
                                      Name:        Matthew R. Bollo
                                      Title:   Assistant Vice President


Dated: June 12, 1998

                                  EXHIBIT INDEX
                                  -------------

 EXHIBIT NO.               DESCRIPTION                                      PAGE
 -----------               -----------                                      ----

       4.2              Subsequent Transfer Instrument

       99.1             Characteristics of the Mortgage Pool
                        as of May 1, 1998, relating to
                        Salomon Brothers Mortgage Securities
                        VII, Inc., Asset Backed Floating Rate
                        Certificates, Series 1998-NC2